UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2010

COCA-COLA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-167067	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(678) 260-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 8, 2010, the board of directors of Coca-Cola Enterprises, Inc. elected Jan Bennink to the board, effective immediately.  Mr. Bennink was designated an independent director and was appointed to the Finance committee and the Franchise Relationship committee of the board.  Effective November 30, 2010, Fernando Aguirre will resign from the board of directors of Coca-Cola Enterprises, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES, INC.
(Registrant)

Date: October 11, 2010	By:	/S/ WILLIAM T. PLYBON
	Name:	William T. Plybon
	Title:	Vice President, Secretary and Deputy General Counsel